UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

XERIANT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54277	27-1519178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Innovation Centre #1 3998 FAU Boulevard, Suite 309 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 491-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Effective November 1, 2021 (the “Effective Date”), Xeriant, Inc. (the “ Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Auctus Fund, LLC (the “Fund”) pursuant to which the Company issued to the Fund a Senior Secured Promissory Note (the “Note”) in the principal amount of $6,050,000 secured by the grant of a first priority security interest in the assets of the Company under a Security Agreement (the “Security Agreement”). Pursuant to the Purchase Agreement, the Company also issued to the Fund a warrant (the “Warrant”) to purchase up to 50,968,828 shares of the Company's Common Stock (the “Warrant Shares”). The Purchase Agreement also provides for piggyback registration rights for the shares issuable pursuant to the conversion of the Note and the Warrant Shares.

The Note is for a term of 12 months and bears an original issue discount of $907,500. On or after six months from the issue date, the holder has the right to convert all or any portion of the principal amount and any interest, if applicable, into shares of the Company’s Common Stock at a conversion rate equal to the lesser of $0.1187 or 75% of the offering price at which the Company consummates a public offering which results in an immediate listing on a national securities exchange. The right to convert is qualified by customary blocker provisions in the case where the holder would beneficially own in excess of 4.99% of the shares outstanding (the “Blocker Provision”). The conversion rate is subject to adjustment for stock splits, dividends, recapitalizations and similar events, as well as full ratchet protection from dilutive issuances as defined in the Note.

The Warrant has a term of five years from the issuance date. The initial exercise price is $0.1187 with the number of Warrant Shares issuable and the exercise price subject to adjustment for stock splits, dividends, recapitalizations and similar events, and full ratchet protection for anti-dilution issuances. The exercise of the Warrants is subject to the Blocker Provision.

Maxim Group LLC acted as the exclusive placement agent for the offering.

The foregoing summaries of the Note, Warrant, Purchase Agreement and Security Agreement do not purport to be complete, and are qualified in their entirety by the terms and conditions set forth in the forms thereof, attached hereto as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, which are incorporated by reference herein in their entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Reference is made to the discussion in Item 1.01, which is hereby incorporated by reference. The closing of the issuance of the Note occurred on the Effective Date.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the discussion in Item 1.01, which is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
4.1	Senior Secured Promissory Note
4.2	Warrant
10.1	Securities Purchase Agreement between the Company and Auctus Fund, LLC
10.2	Security Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XERIANT, INC.

Date: November 3, 2021	By:	/s/ KEITH DUFFY
Keith Duffy, Chief Financial Officer

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